                                                                     EXHIBIT 2.2


                             AMENDMENTS TO AGREEMENT
                               AND PLAN OF MERGER



         Pursuant to Section 12.3 of the Agreement and Plan of Merger dated July 21, 1999 (the "Merger Agreement") by and among LAHAINA ACQUISITIONS, INC., a Colorado corporation ("Lahaina"), LAHA NO. 1, INC., a Georgia corporation ("LAHA 1"), THE ACCENT GROUP, INC., a Georgia corporation ("Accent"), MONGOOSE INVESTMENTS, LLC, a Georgia limited liability company ("Mongoose") and ACCENT MORTGAGE SERVICES, INC., a Georgia corporation ("AMSI"), is hereby amended and restated in the following respects:

         1. ARTICLE I - DEFINITIONS - The definitions for "Beneficial Owners" and "Shareholders Agreement" are hereby deleted in their entirety and the definitions set forth below are hereby inserted in their place:

            "BENEFICIAL OWNERS" means those Persons set forth on Schedule 6.2(b)(i) and 6.2(b)(ii) hereto.

            "SHAREHOLDERS AGREEMENT" means that certain agreement entered into between Accent and the Shareholders dated as of July 9, 1999 and the First Amendment to such Agreement, attached as Exhibit C hereto.

         2. ARTICLE II - The second and third sentences of Section 2.5 of the Merger Agreement are hereby deleted in their entirety and amended and restated to provide as follows:

            "Following the Merger, the directors of Lahaina shall number five, four of whom shall be Demerau, Sherry Sagemiller, Bart Siegel and Betty Sullivan. The remaining director shall be an independent director and shall be appointed within 60 days of the Closing by mutual consent of Demerau and Smyth."

         3. ARTICLE IV - Paragraph 2 of Section 4.1(a) of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

            "As and when Conditions of Release are fully satisfied for a particular Shareholder (or the Lahaina Board waives and modifies said Conditions of Release and, in the case of modifications, deems said Conditions of Release, as modified, satisfied; provided, however, that any such waiver or modification be in accordance with commercially reasonable practices and deemed by the Lahaina Board to be in the best interests of Lahaina and/or Accent, as may be applicable), the Lahaina Board shall cause Lahaina to release to such Shareholder the Retained Shares."

         4.       ARTICLE V -

                  (a) Section 5.6 of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

                  "Except as set forth on Schedule 5.6, Accent has (a) good and marketable title free from liens, to all real property in which it has an ownership interest, as set forth together with the legal description of each such property on Schedule 5.6(a), and (b) a valid option to purchase or is in discussions concerning a proposed joint venture (of which Accent or Lahaina, as the case may be, would own not less than 50%) to invest in and develop the real property set forth, together with the legal description of each such property, on Schedule 5.6(b) hereto (collectively, the "Accent Real Property"). The properties known as the "Exit 17 Properties" have been acquired by Accent's proposed joint venture partner and said joint venture partner has indicated a willingness to have Accent become a 50-50 joint venture partner with it and participate in the investment into and development of said properties.

                  Accent believes the approximate fair market value of each property, net of debt, described on Schedule 5.6(a) and 5.6(b) to be not less than the value set forth for such property on Schedule 5.6(c). All parties acknowledge that Accent does not guarantee the value of any property, that actual values could differ from those estimated, and that such differences could be material. Additionally, all parties acknowledge that there is and can be no assurance that the properties described on Schedule 5.6(b) hereto or any interest therein (by way of joint venture or otherwise) will in fact be acquired by Accent or Lahaina or acquired on the terms and conditions proposed. By the Effective Time, Accent will have delivered to Lahaina correct and complete copies of the conveyance documents relating to the Accent Real Property. Exhibit L to this Agreement set forth the valuation of each parcel of Real Property."

                  (b) Section 5.19 of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

                  "Accent Consolidation Documents. Those certain agreements and documents attached as Exhibit E hereto are the true, correct and complete documents relating to the formation and capitalization of Accent (the "Accent Consolidation Documents").

                  "The 1999 Accent Stock Option Plan, attached as part of Exhibit E hereto, is being reviewed by the auditors of Accent, and will be modified, as needed, based upon the recommendations of the auditors of Lahaina, so as to avoid any material adverse effect as Lahaina's future earnings."

         5.       ARTICLE X

                  (a) Section 10.2(a) of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

                  "Each of Lahaina and LAHA 1 shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing; the representations and warranties of Lahaina and LAHA 1 contained in this Agreement which are qualified with respect to materiality shall be true and correct in all material respects, and such representations and warranties that are not so qualified shall be true and correct in all respects, in each case as of the date of this Agreement and at and as of the Closing as if made at and as of such time, except as contemplated by this Agreement. Accent shall have received a certificate of the Chairman of the Board or the Treasurer of Lahaina as to the satisfaction of this condition."

                  (b) Section 10.2(b) of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

                  "Mongoose shall assume the responsibility for certain notes payable as listed on Schedule 7.4 attached hereto."

                  (c) Section 10.3(a) of the Merger Agreement is hereby deleted in its entirety and amended and restated to provide as follows:

                  "Accent shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing; the representations and warranties of Accent contained in this Agreement which are qualified with respect to materiality shall be true and correct in all material respects, and such representations and warranties that are not so qualified shall be true and correct in all respects, in each case as of the date of this Agreement and at and as of the Closing as if made at and as of such time, except as contemplated by this Agreement. Lahaina and LAHA 1 shall have received a certificate of the Chairman of the Board, the President or the Treasurer of Accent as to the satisfaction of this condition."

         6.       SCHEDULES

                  (a) Schedule 4.1 shall be deleted in its entirety and replaced with Schedule 4.1 as attached hereto.

                  (b) Schedule 5.16 shall be deleted in its entirety and replaced with Schedule 5.16 as attached hereto.

                  (c) Schedule 6.2 shall be deleted in its entirety and replaced with Schedule 6.2 as attached hereto.

                  (d) Schedule 6.15 shall be deleted in its entirety and replaced with Schedule 6.15 as attached hereto.

                  (e)      Schedule 10.1 is attached hereto.

         7. Exhibit L shall be deleted in its entirety and replaced with Exhibit L as attached hereto.

         8. OTHER PROVISIONS -- All other provisions of the Merger Agreement shall remain unchanged and in full force and effect as therein stated.

         IN WITNESS WHEREOF, each of the parties has caused these Amendments to the Merger Agreement to be executed on its behalf by its duly authorized representatives hereunto duly authorized, all as of August __, 1999.

                                    LAHAINA:

                                    LAHAINA ACQUISITIONS, INC., a Colorado
                                    corporation

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    LAHA 1:

                                    LAHA NO. 1, INC., a Georgia corporation


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                    (Signatures continued on following page)

                                    ACCENT

                                    THE ACCENT GROUP, INC., a Georgia
                                    corporation

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:




                                    ACCENT MORTGAGE

                                    ACCENT MORTGAGE SERVICES, INC., a
                                    Georgia corporation

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:




                                    MONGOOSE, signing for the purposes of
                                    Sections 7.4, 8.4 and 10.2 of the Merger
                                    Agreement only.

                                    MONGOOSE INVESTMENTS, LLC, a Georgia
                                    limited liability company


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                  SCHEDULE 4.1
                       TO THE AGREEMENT AND PLAN OF MERGER

               SCHEDULE OF PROPERTIES, SERVICES & BUSINESS ASSETS

                  EXCHANGE OF CERTIFICATES REPRESENTING SHARES

(a) Initial Allocation

             NAME                                 TOTAL SHARES                        RETAINED SHARES            FREE SHARES
             ----                                 ------------                        ---------------            -----------
L. Scott Demerau                                     2,559,500               2,000,000 (1,400,000 Swiss              559,500
                                                                             Air/Bethel; 600,000 Putt Putt)

Julia Demerau                                        2,537,500               2,000,000 (1,400,000 Swiss Air;         537,500
                                                                             600,000 Putt Putt)

Eutopean Enterprises, Inc.                           1,200,000               1,000,000 (All Swiss Air/Bethel)        200,000

Accent Associates, LLC                               1,400,000                              800,000                  600,000

Diana B. Hutsell                                       100,000                              100,000                        0

Kingdom Generals, LLC                                  850,000                              600,000                  250,000

Noel Associates, Ltd.                                  618,000                              300,000                  318,000

Destiny Holdings, LLC                                  600,000                              300,000                  300,000

Accent Holdings, Inc.                                  700,000                              300,000                  400,000

Bach Consulting, Inc.                                  600,000                                    0                  600,000

International Boulevard Property, LP                   400,000                              400,000                        0

Sherry Sagemiller                                      833,330                              766,666                   66,664

Jon Andersen                                           416,670                              383,334                   33,336

Linfert IRA                                            350,000                                    0                  350,000

Jack Margheson                                          40,000                                    0                   40,000

William McBraer                                         30,000                                    0                   30,000

Wes Stucki                                              16,000                                    0                   16,000

                  TOTAL                             13,251,000                            8,950,000                4,301,000


     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                               Condition of Release                                    Documents
        --------           ------                               --------------------                                    ---------
Demeraus/Eutopean         800,000          a.  General Warranty Deed in favor of Accent executed by L.
Enterprises/Bethel                         Scott Demerau and Julia A. Demerau
Road Property
                                           b.  Quitclaim Deed in Favor of Accent executed by L. Scott
                                           Demerau and Julia A. Demerau with legal description of property from most recent survey

                                           c. Title insurance policy by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                           Such policy shall have all endorsements that may be obtained for no additional cost.

                                           d. An ALTA survey of the Property certified to Accent.

                                           e. A zoning letter issued by the appropriate governmental entity confirming the zoning of the Property.

                                           f. Report of a registered professional engineer certified to
                                           Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                           g.  Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

                                           h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Demeraus/Eutopean         3,800,000    a. General Warranty Deed in favor of Accent, executed by L. Scott Demerau and
Enterprises/Kingdom                    Julia A. Demerau.
Generals Swissaire Real
Property (including the                b. General Warranty Deed in favor of Accent executed by Kingdom General, LLC.
"Rambo" tract)
                                       c. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       d. An ALTA survey of the Property certified to Accent.

                                       e. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       f. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       g. Consents to the conveyance of the Property to Accent and the assumption of the associated loans executed by (i) Gainesville Bank and Trust, (ii)
                                       Regions Bank, (iii) SunTrust Bank and (iv) Kingdom Generals, LLC.



      Shareholder or
    Seller/Property or     Retained                                                                                    Supporting
         Services           Shares                             Condition of Release                                    Documents
         --------           ------                             --------------------                                    ---------
Demeraus/Sutopean          3,800,000   Release of Lot Nos. 3 and 8 from the Deed to Secure Debt held by Merrill
Enterprises/Kingdom                    Lynch Credit Corporation.
Generals Swissaire Real
Property (including the                h. Amendments to all outstanding Deeds to Secure Debt (as necessary)
"Rambo" tract)                         prohibiting the increase of any principal indebtedness secured thereby.

                                       i. General Warranty Deed to all common areas in favor of Accent or an established homeowners association for Swissaire Estates executed by
                                       L. Scott Demerau and Julia A. Demerau.

                                       j. Easement Agreement executed by L. Scott Demerau and Julia A. Demerau in favor of Accent and all Lots on the Property providing for (i) suitable ingress and egress, (ii) access to utilities, (iii) drainage, (iv)
                                       access to and use of common areas, and (v) access to boat dock area.

                                       k. Permit or letter of approval or authorization from the U.S. Army
                                       Corps of Engineers for the construction of a 14 slip boat dock on Lake Lanier in the vicinity of the Property.

                                       l. An assignment executed in recordable form by L. Scott Demerau and Julia A. Demerau assigning their respective rights as "Declarants"
                                       under that certain Declaration of Covenants, Conditions and
                                       Restrictions for Swissaire Estate to Accent.

                                       m. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.


     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Accent Associates         800,000      a.  Assignment of Contract to purchase Bethel Road (2) - approximately 14 acres

                                       b. Execution of Purchase Contract on Lakeside Trail property.

                                       c. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       d. An ALTA survey of the Property certified to Accent.

                                       e. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       f. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       g. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Kaufman/Exit 17 Property  N/A (Cash    a. General Warranty Deed in favor of Accent, executed by Emory Lipscomb.
                          Purchase)
                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent. Report of a registered professional engineer certified to Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       d. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       e. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       f. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       g. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       h. Consent to the conveyance of the Property to Accent and the assumption of the associated loan executed by Union County Bank.

                                       i. Amendment to the Deed to Secure Debt in favor of Union County Bank
                                       (if necessary) providing that the principal indebtedness secured thereby may not be increased.

                                       j. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.


     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Millwood/Exit 17          N/A (Cash    a. General Warranty Deed in favor of Accent, executed by Emory Lipscomb.
                          Purchase)

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Consent to the conveyance of the Property to Accent and the assumption of the associated loan executed by Union County Bank.

                                       j. Amendment to the Deed to Secure Debt in favor of Union County Bank
                                       (if necessary) providing that the principal indebtedness secured thereby may not be increased.

                                       k. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Youngblood/Exit 17        N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by Emory Lipscomb.
                          Purchase)
                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Consent to the conveyance of the Property to Accent and the assumption of the associated loan executed by Union County Bank.

                                       j. Amendment to the Deed to Secure Debt in favor of Union County Bank
                                       (if necessary) providing that the principal indebtedness secured thereby may not be increased.

                                       k. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Martin/Exit 17            N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by Lymon Hugh Martin.
                          Purchase)

                                       b.  Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Elrod/Exit 17             N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by Stanley L. Elrod, as
                          Purchase)    executor of the estate of Loy Blanche Morgan.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property. g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Baggett/Exit 17           N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by
                          Purchase)    Peggy M. Baggett, as holder of a life estate, and Sue M. Elrod and Janice M. Freeman as to the remainder.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina. Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Freeman/Exit 17           N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by
                           Purchase)   Janice Freeman and Jack Freeman.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Taste of Country/Exit     N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by
17                        Purchase)    Ora Harris and LouinWagoner.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Pilgrim/Exit 17           N/A (Cash    a.  General Warranty Deed in favor of Accent, executed by
                          Purchase)     Thomas A. Pilgrim and Marie J. Pilgrim.

                                       b. Title insurance policy issued by a title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Copy of Promissory Note executed in favor of Thomas A. Pilgrim for the purchase price less $250,000. The Promissory Note shall bear interest at 8% interest and shall mature thirty-five (35) months from the date of the Promissory Note. Report of a registered professional engineer certified to Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Smith/Exit 17             N/A (Cash    a. General Warranty Deed in favor of Accent, executed by E. Alvin Smith.
                          Purchase)
                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       e. Report of a registered professional engineer certified to Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       f. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       g. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Davis Estate/Exit 17      N/A (Cash    a. General Warranty Deed in favor of Accent, executed
                          Purchase)    by Ethel I. Davis Scott and Mildred E. Davis Tiner as Co-Executors
                                       of the Last Will and Testament of Willie Irene Davis.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       e. Report of a registered professional engineer certified to Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       f. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       g. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Hellerstedt/Exit 17       N/A (Cash    a. General Warranty Deed in favor of Accent, executed by Charles Eric
                          Purchase)    Hellerstedt and Robert A. Desman.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property certified to Accent.

                                       d. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       e. Confirmation of proper zoning for Accent's planned development of the
                                       Property.

                                       f. Written approval by all necessary municipal or other governmental agencies for the construction of a north/south road providing access to the Property.

                                       g. Written approval by all necessary governmental agencies for the extension of adequate sewer capacity to the Property.

                                       h. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

                                       i. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Castleberry/                           a. General Warranty Deed in favor of Accent, executed by Emory Lipscomb.
Cumming
                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. Consent to the transfer of the Property to Accent and the assumption of the associated loan executed by Premier Bank.

                                       e. Amendment to the Deed to Secure Debt in favor of Premier Bank prohibiting the increase of the principal indebtedness secured thereby.

                                       f. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       g. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       h. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Diane Hutsell/Athens,     100,000      See Section 4(b) of the Shareholders' Agreement, as amended, attached as
Tennessee                              Exhibit C to the Merger Agreement (the "Shareholders' Agreement").  In
                                       addition, the following conditions must be met:

                                       a. General Warranty Deed in favor of Accent, executed by Jack McKinney and
                                       Tom Reynolds.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. Copy of Promissory Note executed in favor of Jack McKinney and Tom
                                       Reynolds in the amount of $200,000 at 8% interest.

                                       e. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       f. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       g. Executed easements in favor of Accent providing for access to utilities and drainage (if necessary).

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
International Boulevard   400,000      See Section 4(e) of the Shareholders' Agreement. In addition the following
Partners/Peachtree                     conditions must be satisfied:
Industrial Road
                                       a. General Warranty Deed in favor of Accent, executed by the previous owner of the Property.

                                       b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       e. Report of a registered professional engineer certified to
                                       Accent confirming that the soil conditions of the Property will allow the feasible development of the Property.

                                       f. Executed easements in favor of Accent providing for access to utilities and drainage.

                                       g. Consent to the conveyance of the Property to Accent and the assumption of the associated loan executed by any Lender having made a loan affecting the Property.

                                       h. Amendment to all outstanding deeds to secure debt (as necessary)
                                       prohibiting any increase in the principal indebtedness secured thereby.

                                       i. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Demeraus/Family           600,000      See Section ____ of the Shareholders' Agreement. In addition the following
Entertainment Centers                  conditions must be satisfied:
(no intention to
operate the                            a. General Warranty Deed in favor of Accent, for the Roswell, Georgia and
entertainment                          Cocoa Beach, Florida facilities and an assignment of the lease for the
facilities long-term,                  Pensacola, Florida facility.
but rather to sell for
land value)                            b. Title insurance policy issued by a national title insurance company in favor of Accent, insuring title to (i) the Property and (ii) all necessary and appropriate appurtenant easements related thereto, subject only to those exceptions and encumbrances agreed to by Lahaina.
                                       Such policy shall have all endorsements that may be obtained for no additional cost.

                                       c. An ALTA survey of the Property to Accent.

                                       d. A zoning letter issued by the appropriate governmental entity evidencing the zoning of the Property.

                                       e. Phase I Environmental Study of the Property prepared by a registered professional engineer with such study being certified to Lahaina.

Noel/Financial and        300,000      See Section 4(c) of the Shareholders' Agreement.
Business Consulting

     Shareholder or
   Seller/Property or     Retained                                                                                      Supporting
        Services           Shares                           Condition of Release                                        Documents
        --------           ------                           --------------------                                        ---------
Destiny/Financial and     300,000      See Section 4(c) of the Shareholders' Agreement
Business Consulting

Accent Holdings           300,000      See Section 4(b) of the First Amendment and Joinder to the Shareholders'
                                       Agreement (the "First Amendment")

Sagemiller and Andersen   1,150,000    See Sections 3 and 4(a) of the First Amendment

TOTAL                     8,950,000

            Lahaina Acquisitions, Inc./The Accent Group, Inc. Merger
                    90 Day Cash Flow Statement-Post Closing

                                           Aug. 15, 1999-     Sept. 1, 1999      Sept. 16, 1999     Oct. 1, 1999
                                           Aug. 13 1999-     Sept. 15, 1999     Sept. 30, 1999     Oct. 15, 1999
Cash sources:
Cash at beginning of  Period                        --          (874,755)          (1,399,168)        (1,120,486)
Income from Financial  Operations               28,775            44,712               44,712             61,775
Income from Real Estate Development                 --                --              605,000                 --
Peachtree Refinancing                               --                --              200,000                 --
                                           -----------        ----------         ------------       ------------
Total Cash                                      28,775          (830,043)            (549,456)        (1,058,711)

Cash Uses:
Closing Expenses-The Accent Group, Inc.        250,000                --                   --                 --
Accent Mortgage Services, Inc. Payables        150,000                --                   --                 --
Operating Expenses                              66,125            66,125               66,125             66,125
Payroll                                         83,000            83,000               83,000             83,000
Athens Modular Development                      50,000           100,000                   --             50,000
Bethel Road                                         --                --                   --             15,000
Cumming Townhomes                               50,000            75,000                   --            150,000
Kinzel Springs                                      --            25,000                   --                 --
Lakeside                                         5,000             5,000                   --                 --
Peachtree Industrial                                --            15,000                   --             40,000
Swiss Air                                           --           200,000              100,000                 --
Debt Service:
Interest                                       249,405                --               66,905                 --
Principal                                           --                --              255,000                 --
Total Uses                                     903,530           569,125              571,030            404,125
                                           -----------        ----------         ------------       ------------
Cash at end of period                         (874,755)       (1,399,168)          (1,120,486)        (1,462,836)


                                           Oct. 16, 1999      Nov. 1, 1999       Nov. 16, 1999
                                           Oct. 31, 1999      Nov. 15 1999       Nov. 30, 1999
Cash sources:
Cash at beginning of  Period                 (1,462,836)      (1,704,329)          (2,012,117)
Income from Financial  Operations               61,775            91,337               91,337
Income from Real Estate Development             30,000                --              630,000
Peachtree Refinancing                               --                --                   --
                                           -----------        ----------         ------------
Total Cash                                  (1,371,061)       (1,612,992)          (1,290,780)

Cash Uses:
Closing Expenses-The Accent Group, Inc.             --                --                   --
Accent Mortgage Services, Inc. Payables             --                --                   --
Operating Expenses                              66,125            66,125               66,125
Payroll                                         83,000            83,000               83,000
Athens Modular Development                          --                --                   --
Bethel Road                                         --                --                   --
Cumming Townhomes                                   --           250,000                   --
Kinzel Springs                                      --                --                   --
Lakeside                                            --                --                   --
Peachtree Industrial                                --                --                   --
Swiss Air                                      100,000                --                   --
Debt Service:
Interest                                        84,143                --               84,143
Principal                                           --                --              480,000
Total Uses                                     333,268           399,125              713,268
                                           -----------        ----------         ------------
Cash at end of period                       (1,704,329)       (2,012,117)          (2,004,048)

                                The Accent Group
                         Consolidated Income Statement
                  For the Period July 1, 1999 - June 30, 2000
          Pro Forma - For Purposes of the Lahaina Acquisitions, Inc./
                       The Accent Group, Inc. Merger Only
                 Not To Be Relied Upon For Investment Purposes

Revenues:                    July       August      September      October      November      December     January     February
                          ---------    --------     ---------      -------      --------      --------     -------     --------
Net Mortgage                  2,000      4,000         25,500       56,500         99,000       153,000      207,000     249,000
Accent Mortgage              16,175     22,425         22,425       25,550         31,800        31,800       31,800      31,800
Staged Financing             21,250     31,125         41,500       41,500         51,875        51,875       61,750      61,750
Recreation Sites                 --         --         15,000       15,000         15,000        15,000    2,179,500       4,500
Modular Homes                    --         --             --           --        234,000       234,000      234,000     234,000
Swiss Air                        --    575,000             --           --        600,000       700,000           --          --
Cumming Townhomes                --         --             --           --             --            --           --     690,000
Beachside Commons                --         --      2,360,000           --             --            --           --          --
Bethel Road 2                    --         --             --           --             --            --           --          --
Lakeside Trail                   --         --             --           --             --            --           --          --
Cumming M1 Property              --         --             --           --             --            --           --          --
International Boulevard          --         --             --      214,000             --       386,000      250,000          --
                          ---------    -------      ---------      -------      ---------     ---------    ---------   ---------
Total Revenues               39,425    632,550      2,464,425      352,550      1,031,675     1,571,675    2,964,050   1,281,050

Expenses:
Recreation Sites                 --         --          4,000        4,000          4,000         4,000      701,200       1,200
Modular Homes                    --         --             --           --        182,538       182,538      182,538     182,538
Swiss Air                        --     74,750             --           --         78,000        91,000           --          --
Cumming Townhomes                --         --             --           --             --            --           --     540,000
Beachside Commons                --         --      1,500,000           --             --            --           --          --
Bethel Road 2                    --         --             --           --             --            --           --          --
Lakeside Trail                   --         --             --           --             --            --           --          --
Cumming M1 Property              --         --             --           --             --            --           --          --
International Boulevard          --         --             --      132,680             --       239,320      155,000          --
Lahaina Operating Expenses   30,000     30,000         30,000       30,000         30,000        30,000       30,000      30,000
Accent Group Operating
  Expenses                  268,542    268,542        268,542      268,542        268,542       268,542      268,542     268,542
                           --------    -------      ---------      -------      ---------     ---------    ---------   ---------
Total Expenses              298,542    373,292      1,802,542      435,222        563,080       815,400    1,337,280   1,022,280
                           --------    -------      ---------      -------      ---------     ---------    ---------   ---------
Earnings Before Interest
  and Taxes                (259,117)   259,258        661,883      (82,672)       468,595       756,275    1,626,770     258,770
Interest Expense             66,905     66,905         84,143       54,231         87,766        85,663       83,601      73,517
                           --------    -------      ---------      -------      ---------     ---------    ---------   ---------
Net Income Before Tax      (326,022)   192,353        577,740     (136,903)       380,829       670,612    1,543,169     185,253
Income Tax                 (130,409)    76,941        231,096      (54,761)       152,332       268,245      617,268      74,101
                           --------    -------      ---------      -------      ---------     ---------    ---------   ---------
Net Income                 (195,613)   115,412        346,644      (82,142)       228,498       402,367      925,902     111,152
Quarter Net Income                                    266,443                                   548,723
                                                    1st Quarter                               2nd Quarter

Revenues:                    March        April          May           June          Total
                           ---------    ---------    ---------      ---------    ----------
Net Mortgage                 304,500      345,500      399,500        431,000     2,286,500
Accent Mortgage               31,800       31,800       31,800         36,050       345,225
Staged Financing              71,625       81,500       91,375         91,735       698,860
Recreation Sites               4,500        3,375        3,375          3,375     2,258,625
Modular Homes                234,000      234,000      234,000        234,000     1,872,000
Swiss Air                         --      800,000           --             --     2,675,000
Cumming Townhomes            920,000      920,000    1,150,000      1,150,000     4,830,000
Beachside Commons                 --           --           --             --     2,360,000
Bethel Road 2                     --           --           --        230,000       230,000
Lakeside Trail                    --           --      259,000             --       259,000
Cumming M1 Property               --    2,550,000           --             --     2,550,000
International Boulevard      350,000           --           --             --     1,200,000
                           ---------    ---------    ---------      ---------    ----------
Total Revenues             1,916,425    4,966,175    2,169,050      2,176,160    21,565,210

Expenses:
Recreation Sites               1,200          900          900            900       722,300
Modular Homes                182,538      182,538      182,538        182,538     1,460,304
Swiss Air                         --      104,000           --             --       347,750
Cumming Townhomes            720,000      720,000      900,000        900,000     3,780,000
Beachside Commons                 --           --           --             --     1,500,000
Bethel Road 2                     --           --           --        157,000       157,000
Lakeside Trail                    --           --      156,000             --       156,000
Cumming M1 Property               --    1,550,000           --             --     1,550,000
International Boulevard      217,000           --           --             --       744,000
Lahaina Operating Expense     30,000       30,000       30,000         30,000       360,000
Accent Group Operating
  Expenses                   268,542      283,542      283,542        283,542     3,267,504
                           ---------    ---------    ---------      ---------    ----------
Total Expenses             1,419,280    2,870,980    1,552,980      1,553,980    14,044,858

Earnings Before Interest
  and Taxes                  497,145    2,095,195      616,070        622,180     7,520,352
Interest Expense              67,511       57,869       50,749         70,954       849,813
                           ---------    ---------    ---------      ---------    ----------
Net Income Before Tax        429,634    2,037,326      565,321        551,226     6,670,539
Income Tax                   171,854      814,930      226,128        220,490     2,668,216
                           ---------    ---------    ---------      ---------    ----------
Net Income                   257,781    1,222,396      339,193        330,736     4,002,324
Quarter Net Income         1,294,834                                1,892,324
                          3rd Quarter                             4th Quarter

                                The Accent Group
                         Consolidated Income Statement
                   For The Period July 1, 2000-June 30, 2001
Pro Forma-For Purposes Of The Lahaina Acquisitions, Inc./The Accent Group, Inc.
                                  Merger Only
                 Not To Be Relied Upon For Investment Purposes

                                                  JULY       AUGUST      SEPTEMBER     OCTOBER    NOVEMBER     DECEMBER
REVENUES:                                       ---------   ---------   -----------   ---------   ---------   -----------
Net Mortgage..................................    449,000     480,000      507,000      534,000     561,000      587,000
Staged Financing..............................     76,050      76,050       76,050       76,050      76,050       76,050
Recreation Sites..............................      3,375       3,375      278,375           --          --    1,000,000
Modular Homes.................................    234,000     234,000      234,000      234,000     234,000      234,000
Swiss Air.....................................    650,000          --      800,000           --   1,300,000           --
Cumming Townhomes.............................    920,000     920,000      920,000      920,000     920,000      920,000
Bethel Road...................................         --     125,000           --           --     125,000           --
Bethel Road 2.................................    170,000     170,000      170,000      170,000     170,000      170,000
Beachside Condo...............................         --          --           --           --          --           --
International Boulevard.......................    250,000     300,000      400,000      400,000          --           --
                                                ---------   ---------    ---------    ---------   ---------    ---------
Total Revenues................................  2,812,425   2,368,425    3,445,425    2,397,425   3,446,050    3,047,050
Expenses:
Recreation Sites..............................        900         900       92,400          900          --      285,000
Modular Homes.................................    182,538     182,538      182,538      182,538     182,538      182,538
Swiss Air.....................................     84,500          --      104,000           --     169,000           --
Cumming Townhomes.............................    720,000     720,000      720,000      720,000     720,000      720,000
Bethel Road...................................         --      65,000           --           --      65,000           --
Bethel Road 2.................................    230,000     230,000      230,000      230,000     230,000      230,000
Beachside Condo...............................         --          --           --           --          --           --
International Boulevard.......................    115,000     186,000      248,000      248,000          --           --
Accent Group Operating Expenses...............    408,542     283,542      283,542      283,542     283,542      283,542
                                                ---------   ---------    ---------    ---------   ---------    ---------
Total Expenses................................  1,723,480   1,609,980    1,802,480    1,606,980   1,592,080    1,643,080
                                                ---------   ---------    ---------    ---------   ---------    ---------
Earnings Before Interest and Taxes............  1,088,945     758,445    1,642,945      790,445   1,853,970    1,403,970
Interest Expense..............................     47,823      33,199       29,530       24,515      22,372       22,230
                                                ---------   ---------    ---------    ---------   ---------    ---------
Net Income Before Tax.........................  1,041,122     725,246    1,613,415      765,930   1,831,598    1,381,740
Income Tax....................................    416,449     290,098      645,366      306,372     732,639      552,696
                                                ---------   ---------    ---------    ---------   ---------    ---------
Net Income....................................    624,673     435,148      968,049      459,558   1,098,959      829,044
Quarter Net Income............................                           2,027,869                             2,387,561
                                                                        1st Quarter                           2nd Quarter

                                                 JANUARY    FEBRUARY       MARCH        APRIL        MAY         JUNE
REVENUES:                                       ---------   ---------   -----------   ---------   ---------   -----------
Net Mortgage..................................    609,750     634,500      652,500      670,500     688,500      698,500
Staged Financing..............................     82,300      82,300       82,300       82,300      82,300       82,300
Recreation Sites..............................         --          --           --           --          --           --
Modular Homes.................................    234,000     234,000      390,000      390,000     390,000      390,000
Swiss Air.....................................    850,000          --           --           --     300,000           --
Cumming Townhomes.............................    920,000   1,150,000      920,000    1,200,000   1,200,000    1,200,000
Bethel Road...................................    125,000     125,000      125,000      250,000     250,000      250,000
Bethel Road 2.................................    230,000     230,000      230,000      230,000     460,000      230,000
Beachside Condo...............................    395,000     790,000      790,000      790,000     790,000      790,000
International Boulevard.......................    300,000     250,000      500,000      500,000          --      500,000
                                                ---------   ---------    ---------    ---------   ---------    ---------
Total Revenues................................  3,495,800   3,689,800    4,112,800    4,160,800   4,140,800    4,140,800
Expenses:
Recreation Sites..............................         --          --           --           --          --           --
Modular Homes.................................    182,538     182,538      304,230      304,230     304,230      304,230
Swiss Air.....................................    110,500          --           --           --      39,000           --
Cumming Townhomes.............................    720,000     900,000      720,000      949,130     939,130      939,130
Bethel Road...................................     65,000      65,000       65,000      130,000     130,000      130,000
Bethel Road 2.................................    172,000     172,000      172,000      172,000     344,000      172,000
Beachside Condo...............................    298,600     597,200      597,200      597,200     597,200      597,200
International Boulevard.......................    186,000     155,000      310,000      310,000          --      310,000
Accent Group Operating Expenses...............    283,542     283,542      283,542      283,542     283,542      283,542
                                                ---------   ---------    ---------    ---------   ---------
Total Expenses................................  2,018,180   2,355,280    2,451,972    2,736,102   2,637,102    2,736,102
                                                ---------   ---------    ---------    ---------   ---------
Earnings Before Interest and Taxes............  1,727,870   1,140,520    1,237,828    1,376,698   1,376,698    1,404,698
Interest Expense..............................     12,422      12,280       10,076        9,934       9,934        9,934
                                                ---------   ---------    ---------    ---------   ---------
Net Income Before Tax.........................  1,715,448   1,128,240    1,227,752    1,366,763   1,513,763    1,394,763
Income Tax....................................    686,179     451,296      491,101      546,705     605,505      557,905
                                                ---------   ---------    ---------    ---------   ---------
Net Income....................................  1,029,269     676,944     736,651      820,058      908,258      836,858
Quarter Net Income............................                           2,442,864                             2,565,174
                                                                        3rd Quarter                           4th Quarter

                                                  TOTAL
REVENUES:                                       ----------
Net Mortgage..................................   7,072,250
Staged Financing..............................     950,100
Recreation Sites..............................   1,288,500
Modular Homes.................................   3,342,000
Swiss Air.....................................   3,900,000
Cumming Townhomes.............................  12,110,000
Bethel Road...................................   1,375,000
Bethel Road 2.................................   2,990,000
Beachside Condo...............................   4,345,000
International Boulevard.......................   3,400,000
                                                ----------
Total Revenues................................  40,862,850
Expenses:
Recreation Sites..............................     380,100
Modular Homes.................................   2,677,224
Swiss Air.....................................     507,000
Cumming Townhomes.............................   9,477,391
Bethel Road...................................     715,000
Bethel Road 2.................................   2,236,000
Beachside Condo...............................   3,284,600
International Boulevard.......................   2,108,000
Accent Group Operating Expenses...............   3,527,504
Total Expenses................................  24,912,819
Earnings Before Interest and Taxes............  15,950,031
Interest Expense..............................     244,251
Net Income Before Tax.........................  15,705,780
Income Tax....................................   6,282,312
Net Income....................................   9,423,468
Quarter Net Income............................

                                  SCHEDULE 6.2
                        TO AGREEMENT AND PLAN OF MERGER

                            CAPITALIZATION - LAHAINA

 (a)  (i)  Terms of Warrants

           1.  Number of Shares:        60,000
               Strike Price:            $0.91875
               Expiration Date:         December 20, 2003
               Holder:                  LKB Financial, LLC

              *The above-described warrant has been converted into 48,990 shares of Lahaina Common Stock subsequent to the July 21, 1999 signing of the Merger Agreement. The shares have been registered pursuant to Lahaina's Registration Statement on Form S-1, Registration No. 333-74607, and will be registered in the First Post-Effective Amendment to such Registration Statement.

           2.  Number of Shares:        100,000
               Strike Price:            $2.60
               Expiration Date:         January 19, 2004
               Holder:                  GCA Strategic Investment Fund,
                                        Ltd.

           3.  Number of Shares:        15,000
               Strike Price:            $2.16
               Expiration Date:         January 19, 2004
               Holder:                  LKB Financial, LLC

               *The above-described warrant has been converted into 8,520 shares of Lahaina Common Stock subsequent to the July 21, 1999 signing of the Merger Agreement. The shares have been registered pursuant to Lahaina's Registration Statement on Form S-1, Registration No. 333-74607, and will be registered in the First Post-Effective Amendment to such Registration Statement.

           4.  Number of Shares:        100,000
               Strike Price:            $2.19
               Expiration Date:         January 19, 2004
               Holder:                  GCA Strategic Investment Fund,
                                        Ltd.

     (ii)  Equity Formation of Lahaina

           Lahaina Shares

           Common Stock Issued and Outstanding

           Calculation.............................................. 2,906,343

                  Gives effect to:

                  1)    Cancellation of 60,000 shares of LahainaCommon Stock in

                  connection with the sale of JP Concepts

                  2)    Conversion of 1,910,000 shares of Lahaina Preferred

                  Stock at approximately $4.60 per share

           Shares underlying of other instruments as reported in Lahaina's S-1

           Registration Statement, Registration No. 333-74607 dated March 26,

           1999.... 2,042,490*

                  *Gives effect to the 2,100,000 shares of Lahaina

                  Common Stock registered pursuant to the above S-1 Registration

                  Statement minus the 48,990 shares of Lahaina Common Stock and

                  8,520 shares of Lahaina Common Stock issued and outstanding pursuant to the conversion of the warrants described in (a)

                  (i)(1) and (a)(i)(3) above.

           Fully Diluted............................................ 4,948,833


 (b)      Beneficial Owners

          (i)      of Lahaina

         The following table sets forth certain information regarding the beneficial ownership of the common stock of Lahaina immediately following consummation of the Merger by each person known to Lahaina to own beneficially more than 5% of the outstanding shares of the common stock of Lahaina.

                  Name                                          Shares Beneficially Owned(1)
                  ----                                          ----------------------------
                                                               Number                 Percent
                                                               ------                 -------

                  L. Scott Demerau                            2,559,500                 16.3%
                  Julia Demerau                               2,537,500                 16.2%
                  Mongoose Investments, LLC                   1,715,000                   15%


                  Name                                            Shares Beneficially Owned
                  ----                                            -------------------------
                                                                Number                Percent
                                                                ------                -------

                  Accent Associates, LLC                      1,400,000                  8.9%
                  Eutopean Enterprises, LLC                   1,200,000                  7.7%
                  Kingdom Generals, LLC                         850,000                  5.4%
                  Sherry Sagemiller                             833,330                  5.3%

         (ii)     of an Entity which Beneficially Owns Lahaina

         The following table sets forth the Persons who hold a beneficial ownership in the entities included in the table on Schedule 6.2(b)(i).

         Entity                                      Beneficial or Indirectly Beneficial Owner(s)
         ------                                      --------------------------------------------

Eutopean Enterprises, LLC                            L. Scott Demerau and Julia Demerau (as owners)

Mongoose Investments, LLC                            Richard P. Smyth (as Managing Member)

Accent Associates, LLC                               Charles W. Demerau and Judith Demerau (as owners)

Kingdom Generals, LLC                                Judith Demerau (as Managing Member)



-------------
      (1)Does not take into account shares of Lahaina Common Stock resulting from the redemption of the Lahaina Preferred Stock or any exercises of warrants, options or other instruments.

                                 SCHEDULE 6.15
                        TO AGREEMENT AND PLAN OF MERGER

                      ABSENCE OF CERTAIN CHANGES - LAHAINA

a. At the request of Accent, Lahaina has entered into an agreement with GCA Strategic Investment Fund, Ltd. ("GCA") dated as of June 1, 1999 pursuant to which GCA agreed to convert the $300,000 working capital line dated January 1, 1999 into 146,667 shares of Lahaina Common Stock; and

         Lahaina has negotiated an agreement with GCA pursuant to which (i) GCA's buy-back rights and Lahaina's stand-still obligations with respect to the $775,000 convertible note, as amended, will be amended,
         (ii) the second mortgage on the Beachside property attached as
         Schedule 6.6(a)(ii) hereto will be amended to include all amounts to be owed to GCA and LKB Financial, LLC and (iii) GCA grants its consent to this Agreement. (Form of Consent attached as Exhibit K hereto.)

b.       None

c.       None

                                 SCHEDULE 10.1
                        TO AGREEMENT AND PLAN OF MERGER


                                LAHAINA PAYABLES

--------------------------------------------------------------------------------------
                                                    Pre-Merger          Merger Related
--------------------------------------------------------------------------------------
AAA Advertising Agency (Lee            $              2,975                     0
--------------------------------------------------------------------------------------
Allsafe                                $                 64                     0
--------------------------------------------------------------------------------------
Amelia Green                           $              1,200                     0
--------------------------------------------------------------------------------------
Amelia Islander Magazine               $              8,649                     0
--------------------------------------------------------------------------------------
Arm & Associates                                          0                10,000
--------------------------------------------------------------------------------------
AT&T (Long Distance)                   $              1,222                     0
--------------------------------------------------------------------------------------
Boree Canvas                           $              2,778                     0
--------------------------------------------------------------------------------------
Brad's Glass                           $              4,426                     0
--------------------------------------------------------------------------------------
Cotner                                 $             22,342                     0
--------------------------------------------------------------------------------------
FPU (Shop's)                           $                600                     0
--------------------------------------------------------------------------------------
FPU (In dispute)                       $              4,200*                    0
--------------------------------------------------------------------------------------
Harbor Sound                           $              1,049                     0
--------------------------------------------------------------------------------------
Kenneth Walters                        $             12,000                 8,000
--------------------------------------------------------------------------------------
Masons Refrigeration                   $                402                     0
--------------------------------------------------------------------------------------
Pacific Coast (August)                 $             20,000                     0
--------------------------------------------------------------------------------------
Nationwide Ins.                        $              2,966                     0
--------------------------------------------------------------------------------------
NewsLeader                             $              1,578                     0
--------------------------------------------------------------------------------------
The Chamber                            $                235                     0
--------------------------------------------------------------------------------------
Tribune-Georgian                       $                957                     0
--------------------------------------------------------------------------------------
Waycross Journal-Herald                $              3,784                     0
--------------------------------------------------------------------------------------
WWRR-FM 100.7                          $                579                     0
--------------------------------------------------------------------------------------
Kres Real Estate (expenses)            $              2,116                     0
--------------------------------------------------------------------------------------
Sherry Klein (termination costs)       $                  0                30,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Signs & Frames                         $                246                     0
--------------------------------------------------------------------------------------
AT&T                                   $                200                     0
--------------------------------------------------------------------------------------
Bearden & Smith                        $              2,645                     0
--------------------------------------------------------------------------------------
BellSouth                              $                894                     0
--------------------------------------------------------------------------------------
Bowne                                  $             10,000                 5,000
--------------------------------------------------------------------------------------
Boy Scouts of America                  $              1,000                     0
--------------------------------------------------------------------------------------
Florida Times Union                    $                 49                     0
--------------------------------------------------------------------------------------
Georgia Secretary of State             $                 50                     0
--------------------------------------------------------------------------------------
Milt's of Amelia                       $                285                     0
--------------------------------------------------------------------------------------
Milward & Co.                          $              2,061                     0
--------------------------------------------------------------------------------------
Paul Hastings                          $            140,000                85,000*
--------------------------------------------------------------------------------------
PR Newswire                            $              4,200                     0
--------------------------------------------------------------------------------------
Internet Stock Market                  $              3,325                     0
--------------------------------------------------------------------------------------
Nathan Sears                           $              7,000                     0
--------------------------------------------------------------------------------------
Corporate Stock Transfer               $              9,100                     0
--------------------------------------------------------------------------------------
Smyth (Consulting)                     $                  0                60,000
--------------------------------------------------------------------------------------
Sullivan (Consulting)                  $                  0                50,000
--------------------------------------------------------------------------------------
Joe Powell                             $             18,500                     0
--------------------------------------------------------------------------------------
W. Ross (CFO Recruitment)              $             12,500                     0
--------------------------------------------------------------------------------------
Fernandina Bch Newsleader              $              1,500                     0
--------------------------------------------------------------------------------------
TOTAL                                               285,335               238,000
--------------------------------------------------------------------------------------
                                                                          (1) water and sewer
                                                                          dispute

                                                                          (2)
                                                                          includes 25,000 for
                                                                          costs going forward

                    CONSENT TO AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT (the "Agreement") is made and entered into this 1st day of August, 1999, by and among Lahaina Acquisitions, Inc. a Colorado corporation ("Lahaina"), LAHA NO. 1, INC, a Georgia corporation ("LAHA 1"), Mongoose Investments, LLC, a Georgia limited liability company ("Mongoose"), Beachside Commons L. Inc, a Florida corporation ("Beachside"), L. Scott Demerau ("Demerau"), The Accent Group, Inc. a Georgia corporation ("Accent"), and GCA Stratagic Investment Fund, Limited, a Beachside corporation ("GCA"). Capitalized terms not defined herein shall have the meaning set forth in the Securities Agreement, as defined below, unless otherwise specified.


                                  WITNESSETH:

     WHEREAS, Lahaina and GCA have entered into a Securities Purchase Agreement dated as of December 7, 1998 (the "Securities Agreement");

     WHEREAS, Section 8.4 of the Securities Agreement states that neither Lahaina nor any Subsidiary will consummate an Asset Sale of material assets of Lahaina or any Subsidiary, including but not limited to any disposition of capital stock of a Subsidiary, property or other assets by means of a merger, without the prior written consent of GCA, which consent shall not be unreasonably withheld;

     WHEREAS, Lahaina contemplates the merger of its wholly-owned Subsidiary, LAHA 1, with and into Accent pursuant to that certain Agreement and Plan of Merger by and among Lahaina, LAHA 1, Accent, Mongoose and Accent Mortgage Services, Inc. dated as of July 21, 1999 (the "Merger Agreement"); and as amended as on August 19, 1999;

     WHEREAS, Lahaina and GCA wish to amend certain provisions of the Securities Agreement and related Transaction Agreements prior to closing of the Merger Agreement;

     NOW THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     A. GCA Consent to Merger. GCA consents to the merger of LAHA 1 with and into Accent pursuant to the terms of the Merger Agreement, subject to the conditions precedent set forth in Section P below.

     B. Forbearance of Redemption Rights under Convertible Notes. Lahaina agrees to forbear from redeeming in whole or in part, the remaining unpaid principal amount of the Convertible Notes for a period of 180 Trading Days from the date hereof, subject to the Repurchase Option as set forth in the Convertible Note No. 1 (defined below), as amended substantially in the form of Exhibit B attached hereto.

     C. Moratorium on Issuance of Convertible Securities. Lahaina agrees not to issue any additional convertible securities issuable or convertible at a discount to the then current market price of Lahaina common stock until all of the convertible notes and warrants held by GCA and LKB Financial, LLC ("LKB"), as set forth more particularly in Schedule F(5)(d) attached hereto, are fully converted.

     D.  Securities Filings. Lahaina, Accent and Demerau covenant to:

         1. file all disclosure documents and amendments to the then current Form S-1 Registration Statement of Lahaina within three (3) business days of closing of the Merger Agreement, and subject to the liquidated damages provisions set forth in Subsections 10.4(d) and (3) of the Securities Agreement;

         2. remove all restrictive legends from all shares of Common Stock of Lahaina currently held by GCA and LKB; and

         3. deliver such unlegended shares of Common Stock of Lahaina to GCA and LKB, within five (5) business days after closing of the Merger Agreement, subject to the liquidated damages provisions set forth in
         Section 10.1 of the Securities Agreement.

     E. Beachside Mortgage. Lahaina, Beachside, Accent and Demerau covenant that GCA shall retain either a second mortgage and title insurance commitment on the Beachside Property, or in the event of the sale of the Beachside Property, a first or second mortgage and title insurance commitment on other comparable real property satisfactory in form and substance to GCA in its sole discretion until all of the convertible notes and warrants held by GCA and LKB, as set forth more particularly in Schedule F(5)(d), are fully converted.

     F. Conditions Precedent to GCA Consent to Merger. The consent of GCA to the merger of LAHA 1 with and into Accent pursuant to the terms of the Merger Agreement is subject to the fulfillment prior to or at the closing of the Merger Agreement of the following conditions:

         1. An amendment to the certain Guaranty, dated as of the 7th day of December, 1998 made by Beachside Commons I, Inc. in its capacity as a guarantor of Lahaina for the benefit of GCA ("Beachside Guaranty"), substantially in the form of Exhibit A attached hereto, is properly executed by Richard P. Smyth, and authorized officers of Mongoose, Lahaina and Beachside Commons I, Inc. ("Beachside").

         2. An amendment to the certain 9% Convertible Note No. 1 of Lahaina in the principal amount of $775,000, as amended to date (the "Convertible Note No. 1"), substantially in the form of Exhibit B attached hereto, properly executed by an authorized officer of Lahaina.

          3. An amendment to the Securities Agreement, substantially in the form of Exhibit C attached hereto, is properly executed by an authorized officer of Lahaina.

          4. An Escrow Agreement, substantially in the form of Exhibit D attached hereto, is properly executed by an authorized officer of Lahaina.

          5.  The board of directors of Lahaina each properly resolve:


                   a. to exclusively retain the law firm of Paul, Hastings, Janofsky & Walker, LLP as its legal counsel for all securities-related matters of Lahaina and its subsidiaries until or after February 14, 2000;

                   b. to: (i) file all disclosure documents and amendments to the then current Form S-1 Registration Statement of Lahaina, (ii) remove all restrictive legends from the Conversion Shares, and
              (iii) deliver such newly unlegended Conversion Shares to GCA, within five (5) business days of closing of the Merger Agreement, subject to the liquidated damages provisions set forth in Subsections 10.4(d) and (e) of the Securities Agreement.

                   c. to forbear from redeeming, in whole or in part, the remaining unpaid principal amount of the Convertible Notes for a period of 180 Trading Days from the closing date of the Merger Agreement;

                   d. not to issue any additional convertible securities issuable or convertible at a discount to the then current market price of Lahaina common stock until all of the convertible notes and warrants held by GCA and LKB Financial, LLC, as set forth more particularly in Schedule F(5)(d), are fully converted; and

                   e. that GCA shall retain either a second mortgage and title insurance commitment on the Beachside Property, or in the event of the sale the Beachside Property, a mortgage and title insurance commitment on other comparable real property satisfactory in form and substance to GCA in its sole discretion until all of the convertible notes and warrants held by GCA and LKB Financial LLC, as set forth more particularly in Schedule F(5)(d), are fully converted.

          6. Lahaina delivers to GCA all Conversion Shares, subject to the liquidated damages provisions set forth in Section 10.1 of the Securities Agreement.

        7. Lahaina, Accent and Demerau covenant, by executing this Agreement, to (a) file all disclosure documents and amendments to the then current Form S-1 Registration Statement of Lahaina, (b) remove all restrictive legends from the Conversion Shares, and (c) deliver such newly legended Conversion Shares to GCA within five (5) days of closing of the Merger Agreement.

     G. Indemnification. Each of Lahaina, LAHA 1, Beachside and Accent will and hereby agrees, in the event of any registration of any securities of Lahaina under the Securities Act, to indemnify and hold harmless GCA, LKB, and any other holder of any Registrable Securities covered by such registration statement, its directors, employees and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person assuming the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder. Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Registration Rights Agreement.

     H. Successors and Assigns. The provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     I. Governing Laws. This Agreement shall be executed, construed and enforced in accordance with the laws of the State of Georgia.

     J. Amendments. No amendment of this Agreement shall be effective unless it shall be in writing and signed on behalf of each of the parties hereto.

     K.  Notices.

     If to Lahaina, Mongoose or Beachside:

     c/o Lahaina Acquisitions, Inc.
     2900 Atlantic Avenue
     Fernandina Beach, Fl 32034
     ATTN: Richard P. Smyth

     with a copy to:

     Paul Hastings, Janofsky & Walker LLP
     600 Peachtree Street N.E. Suite 2400
     Atlanta, GA 30308
     ATTN: Wayne Shortridge, Esq.

     If to GCA:

     GCA Strategic Investment Fund, Ltd
     Mechanic Building
     12 Church Street
     Hamilton, HM 11 Bermuda
     ATTN: Lew Lester

     with a copy to:

     Sutherland, Asbill & Brennan LLP
     999 Peachtree Street, N.E.
     Atlanta, GA 30309
     ATTN: Joseph L. Springsteen, Esq.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the day and year first above written.

                                       LAHAINA ACQUISITIONS, INC.

                                       By: /s/ Richard P. Smyth
                                           ------------------------------------
                                           Name:  Richard P. Smyth
                                           Title: Chief Executive Officer


                                        LAHA NO. 1, INC.

                                        By: /s/ Richard P. Smyth
                                            -----------------------------------
                                            Name:  Richard P. Smyth
                                            Title: President


                                        MONGOOSE INVESTMENTS, INC.

                                        By: /s/ Richard P. Smyth
                                            -----------------------------------
                                            Name:  Richard P. Smyth
                                            Title:


                                        BEACHSIDE COMMONS, INC.

                                        By: /s/ Richard P. Smyth
                                            -----------------------------------
                                            Richard P. Smyth
                                            President



                           (signature page follows)

                                   THE ACCENT GROUP, INC.

                                   By: /s/
                                      ---------------------------
                                   Name: /s/
                                        -------------------------
                                   Title: President
                                         ------------------------



                                   GCA STRATEGIC INVESTMENT FUND, LTD.

                                   By: /s/
                                      ---------------------------
                                   Name: /s/
                                        -------------------------
                                   Title: Director
                                         ------------------------

                                   ****

                                                               Schedule F(5)(d)

GCA Strategic Investment Fund, Ltd.


25,000 Common Shares registered under current S-1.


20,666 Common Shares registered under current S-1.


775,000-9% Convertible Note--currently convertible into 885,714 Common Shares registered under current S-1.


146,667 Common Shares, owed but not yet delivered, registered under current
S-1.


Warrants


100,000 Warrants @ Strike Price of $2.19--Expiration Date--January 19, 2004, issued in connection with 1st drawdown on $300,000 credit line.


50,000 Warrants @ Strike Price of $2.16, owed but not yet delivered, issued in connection with 2nd drawdown on $300,000 credit line.


50,000 Warrants @ Strike Price of $2.16, owed but not yet delivered, issued in connection with 3rd drawdown on $300,000 credit line.


LKB Financial, LLC


8,520 Common Shares issued from Conversion of 15,000 Warrants issued in connection with $300,000 Credit Line, registered under current S-1.


48,990 Common Shares issued from Conversion of 60,000 Warrants issued in connection with $750,000 Convertible Debenture, registered under current S-1.

                                                                      EXHIBIT A


                             AMENDMENT TO GUARANTY


     This Amendment is dated as of August 18, 1999 among Beachside Commons I, Inc. ("Beachside"), Lahaina Acquisitions, Inc. ("Lahaina"), GCA Strategic Investment Fund, Limited ("GCA"), Mongoose Investments, LLC ("Mongoose") and Richard P. Smyth ("Smyth").


                             PRELIMINARY STATEMENT


     WHEREAS, Beachside ("Beachside") made and executed that certain Guaranty dated December 7, 1998 (the "Guaranty"; capitalized terms used but not defined herein have the meanings assigned to such terms in the Guaranty), in favor of GCA with respect to the payment and performance of the $775,000 indebtedness and obligations of Lahaina to GCA under the Securities Purchase Agreement as evidenced by the 9% Convertible Note No. 1 dated December 29, 1998 and amended to date;

     WHEREAS, GCA, Lahaina, Beachside, Mongoose and Smyth have agreed to replace Beachside with Mongoose and Smyth as Guarantor under the Guaranty.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.        Amendment to Guaranty

     Effective as of the date of this Amendment, the Guaranty is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Guaranty shall continue in full force and effect.

     The Guaranty is hereby amended by replacing Beachside with Mongoose and Smyth, jointly and severally, as the Guarantor under the Guaranty.

2.        Miscellaneous

     2.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

     2.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     2.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.


                              /s/ Richard P. Smyth
                              ---------------------------
                              Richard P. Smyth


                              MONGOOSE INVESTMENTS LLC


                              By: /S/ Richard P. Smyth
                              ---------------------------
                              Name:  Richard P. Smyth
                              Title: Managing Member


                              LAHAINA ACQUISITIONS, INC.


                              By: /s/ Richard P. Smyth
                              ---------------------------
                              Name:  Richard P. Smyth
                              Title: Chairman


                              BEACHSIDE COMMONS I, INC.


                              By: /s/ Richard P. Smyth
                              ---------------------------
                              Name:  Richard P. Smyth
                              Title: President


                              CGA STRATEGIC INVESTMENT FUND,
                              LIMITED

                              By: /s/ Lewis N. Lester
                              ---------------------------
                              Name:  Lewis N. Lester
                              Title: Director

                                                                       EXHIBIT B

                                AMENDMENT NO. 1
                                       TO
                           9% CONVERTIBLE NOTE NO. 1
                           PRINCIPLE AMOUNT $775,000

     This is AMENDMENT NO. 1 (the "Amendment") to 9% Convertible Note No. 1 Principal Amount $775,000, dated as of December 7, 1998 and as amended to date (the "Note"), dated August 18, 1999. by and between Lahaina Acquisitions, Inc. ("Lahaina") and GCA Strategic Investment Fund, Limited ("CGA").

                              Background Statement
                              --------------------

     WHEREAS, Lahaina delivered to GCA, the Note, and

     WHEREAS, Lahaina and GCA wish to amend by this Amendment certain provisions of the Note (the "Amended Note"):

     NOW THEREFORE, in consideration of the promises and other good and valuable consideration, the parties hereby agree as follows:

     1. The first two sentences of Section 4.2 of the Note shall be deleted in its entirety and replaced with the following language:

         "100% of the outstanding principal amount of this Convertible Note shall be converted into a number of shares of Common Stock at a conversion price (the "Conversion Price") equal to the lesser of
         (i) $0.875, and (ii) based on a formula F/P, where F = the principal amount of Convertible Note being converted plus accrued and unpaid interest thereon through the date of conversion plus Default Interest, if any, on such interest, and P = the product of 85% multiplied by the average of the ten (10) consecutive DWASP for the Common Stock for the ten (10) Trading Days ending on the day prior to the Conversion Date ("Floating Conversion Price") (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events as contemplated by
         Article XI of the Agreement)."

     2. SUBSECTION 5.1 of the Note shall be deleted in its entirety and replaced with the following:

         5.1 Redemption Rights and Repurchase Option of Company. The Company may elect, or be required, upon receipt of a Notice of Conversion at any time after, but not prior to, the Option Expiration Date (as defined below), to redeem in whole or in part the unpaid principal amount of the Convertible Note, for each at a redemption price (the "Redemption Price") equal to the product of (x) the number of shares of Common Stock which are then issuable upon conversion of the Convertible Note pursuant to
              SECTION 4.1 (the "Conversion Shares"). multiplied by (y) the average of the five (5) consecutive DWASP for the Common Stock for the five (5) consecutive Trading Days ending on the day prior to the date of redemption by the Company, plus accrued and unpaid interest: provided that, GCA will grant the Company, or its assignees, an option (the "Repurchase Option") to purchase the Conversion Shares held by GCA, to be exercised under the following terms:

                   (a)  The Repurchase Option price per share is as follows:

                        (i) Beginning on the closing date of a certain Merger Agreement dated as of July 21, 1999 and as amended on August 19, 1999, by and among the Company, LAHA NO. I, Inc., The Accent Group, Inc., Accent Mortgage Services, Inc. and Mongoose Investments, LLC, and closing on August 19, 1999, (the "Merger Closing Date") and extending until five (5) business days following the Merger Closing Date, the Conversion Shares may be purchased for $3.25 per share, plus accrued and unpaid interest;

                        (ii) Beginning on the sixth (6th) business day following the Merger Closing Date and extending until the tenth
              (10th) business day following the Merger Closing Date, the Conversion Shares may be purchased for $3.50 per share, plus and accrued and unpaid interest; or

                        (iii) Beginning on the eleventh (11th) business day
              following the Merger Closing Date and expiring on September 30, 1999 (the "Option Expiration Date"), the Conversion Shares may be purchased for $3.75 per share, plus accrued and unpaid interest.

                   (b) The minimum number of Conversion Shares which may be purchased under an exercise of the Repurchase Option is eighty percent (80%) of the Shares issuable under the Convertible Note.

                   (c) For any and all Repurchase Options exercised by the Company, the purchase monies must be delivered by wire transfer, in immediately available funds, to the escrow account of an escrow agent appointed by the Holder, within two (2) business days after notice of intent to exercise the Repurchase Option (the "Funding Date"). Closing shall occur as soon as the Shares are available from the Company's transfer agent, but not later than three (3) days after notice that the funding is available in the escrow account. All notices must be made in writing, and are irrevocable.

              (d) In the event that funding is not received in the escrow account (the "Repurchase Default") on the Funding Date, the company waives the current Repurchase Option and any Future Repurchase Options. The Shares purchased under the Repurchase Option will have a mandatory "lock-up" for the sooner of (i) one (1) year following the exercise of the Repurchase Option or (ii) until such time that Holder's fully diluted shareholdings (including all convertible debt securities such as convertible notes and warrants) in the Company are less than 30,000 shares."

3.   Miscellaneous

     2.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

     2.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective local representatives, successors and assigns.

     2.3 Counterparts. this Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed hereunder duly authorized as of the day and year first above written.



                                        LAHAINA ACQUISITIONS, INC.

                                        By:   /s/ Richard P. Smyth
                                            ------------------------------
                                        Name:  Richard P. Smyth
                                              ----------------------------
                                        Title: Chairman
                                               ---------------------------



                                        GCA STRATEGIC INVESTMENT FUND,
                                        LIMITED

                                        By:    /s/ Lewis N. Lester
                                               ----------------------------
                                        Name:  Lewis N. Lester
                                               ----------------------------
                                        Title: Director
                                               ----------------------------

                                                                       EXHIBIT C

                                   AMENDMENT
                                       TO
                         SECURITIES PURCHASE AGREEMENT

     This is an AMENDMENT (the "Amendment") to the certain Securities Purchase Agreement, dated as of December 7, 1998 (the "Securities Agreement"), by and between Lahaina Acquisitions, Inc. ("Lahaina") and GCA Strategic Investment Fund Limited ("GCA").

                              Background Statement
                              --------------------

     WHEREAS, Lahaina and GCA have entered into a Securities Purchase Agreement dated as of December 7, 1998 (the "Securities Agreement"):

     WHEREAS, Lahaina and GCA wish to amend by this Amendment certain provisions of the Securities Agreement;

     NOW THEREFORE, in consideration of the promises and other good and valuable consideration, the parties hereby agree as follows:

     1. In the first sentence, third line, of Section 10.1(a) of the Securities Agreement, the words "five (5) Trading Days" shall be deleted and replaced with "three (3) Trading Days."

     2. Section 3.4 of the Securities Agreement shall be deleted in its entirety and replaced with the following language:

     "Section 3.4 Mandatory Prepayments.

     (a) Upon (i) the occurrence of a Change in Control of the Company, (ii) a transfer of all or substantially all of the assets of the Company to any Person in a single transaction or series of related transactions, (iii) a consolidation, merger or amalgamation of the Company with or into another Person in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), or
     (iv) the occurrence of a Registration Default which continues uncured for a period of forty-five (45) days, then, in each case, the Company shall, upon request of the Majority Holders, redeem the Convertible Notes, subject to the provisions of Section 5 of the Convertible Notes.

     (b) Upon the consummation of one or more Financings, the Company shall use 100% of the Net Cash Proceeds therefrom (unless such Net cash proceeds from each such

Financing is less than $250,000) to redeem the Convertible Notes. The redemption price payable upon any such redemption shall be the Redemption Price in Section 5 of the Convertible Notes, as amended (referred to herein as the "Formula Price").

(c) Upon the issuance of the Maximum Number of Shares and the failure within 90 days of such issuance to obtain shareholder approval to issue additional shares of Common Stock (the "Redemption Event"), the Company shall redeem the outstanding balance of each Convertible Note for the Formula Price.


(d) In the event that there is an insufficient number of authorized; issuable, unlegended and freely tradeable shares of Common Stock registered with the latest Form S-1 or S-1/A (or other applicable) Registration Statement filed by the Company to fully convert the Convertible Notes and exercise all warrants held by GCA and LKB Financial, LLC, then the Company shall immediately file a Form S-1/A (or other applicable) amendment to the then current Registration Statement to register a sufficient number of such shares to convert said Convertible Notes and warrants. Upon the failure within five (5) Trading Days to register a sufficient number of such shares, the Company shall redeem the outstanding balance of each Convertible Note for the Formula Price. In addition, failure of the Company to register a sufficient number of such shares to fully convert said Convertible Notes and exercise such warrants shall be a Registered Default under Section 10.4(e) from the date of the Notice of Conversion to the date of the earlier of (i) the redemption of the outstanding balance of the Convertible Notes and exercise of all such warrants or (ii) full conversion of the Convertible Notes and exercise of all such warrants."

     3. Section 9.2 of the Security Agreement shall be deleted in its entirety and replaced with the following language: "Section 9.3 [omitted]."

     4. Miscellaneous

        4.1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

        4.2. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

        4.3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed hereunder duly authorized as of the day and year first above written.




                                   LAHAINA ACQUISITIONS, INC.


                                   By: /s/ Richard P. Smyth
                                      ---------------------------
                                   Name: Richard P. Smyth
                                         ------------------------
                                   Title:  Chairman
                                         ------------------------




                                   GCA STRATEGIC INVESTMENT FUND,
                                   LIMITED


                                   By: /s/ Lewis N. Lestor
                                      -----------------------------
                                   Name:  Lewis N. Lestor
                                        ---------------------------
                                   Title:  Director
                                         --------------------------

                                     ****

                                                                       Exhibit D


                                ESCROW AGREEMENT


     THIS AGREEMENT (the "Agreement") is made and entered into this 18th day of August 1999, by and among Lahaina Acquisitions, Inc., a Colorado corporation (the "Company"), The Accent Group, Inc. ("Accent") and GCA Strategic Investment Fund, Limited, a Bermuda corporation ("GCA"), and accepted by Kim T. Stephens, as Escrow Agent. Capitalized terms not defined herein shall have the meaning set forth in the Securities Agreement, as defined below, unless otherwise specified.


                                  WITNESSETH:


     WHEREAS, GCA and the Company entered into a Securities Purchase Agreement dated as of December 7, 1998 (the "Securities Agreement") providing for, among other things, the purchase by GCA of the Note (defined below) which is convertible into a certain number of shares of Common Stock of the Company:

     WHEREAS, GCA purchased from the Company a 9% Convertible Note No. 1 Principal Amount $775,000, dated as of December 28, 1998 and as amended to date (the "Securities"), pursuant to the terms of the Securities Agreement, and

     WHEREAS, Lahaina contemplates the merger of its wholly-owned Subsidiary, LAHA NO. 1, Inc. ("LAHA 1"), with and into Accent, pursuant to that certain Agreement and Plan of Merger by and among the Company, LAHA 1, Accent, Mongoose Investments, LLC and Accent Mortgage Services, Inc. dated as of July 21, 1998, as amended on August 19, 1989, and closed on August 19, 1989 (the "Merger Agreement"), and that pursuant to the Merger Agreement the shareholders of Accent shall become the majority shareholders of the Company.

     WHEREAS, prior to or as of the closing of the Merger Agreement, the Company and GCA wish for the Escrow Agent to hold certain certificates representing a sufficient number of authorized and non-outstanding shares of Common Stock in the Company (the "Common Shares") to be issuable upon conversion of the Securities, in escrow until the Escrow Agent receives, or is copied, a written notice of election to convert the Securities (the "Conversion Notice"); and

     WHEREAS, the Company and GCA desire that the Escrow Agent be empowered to complete delivery to GCA the number of Common Shares to be issued upon conversion of the Securities:

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:


                                   ARTICLE 1

                              TERMS OF THE ESCROW


          1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold certain certificates representing the Common Shares. The Company will deliver, within three (3) days following the closing of the Merger Agreement, eight hundred eighty five thousand seven hundred fourteen (885,714) authorized and non-outstanding shares of Common Stock in the Company in the form of eighty-eight (88) certificates of ten thousand Common Shares each, and one (1) certificate of five thousand seven hundred fourteen (5,714) Common Shares.

          1.2 Upon the Escrow Agent's receipt of the Conversion Notice, he shall notify the Company, or the Company's designated attorney or agent, of the amount of Common Shares convertible and deliverable to GCA pursuant to the Conversion Notice.

          1.3 In the event GCA elects to exercise its right to convert the Securities, the parties hereby agree that any Conversion Notice to be delivered by GCA shall be delivered to the Escrow Agent, along with evidence of the Conversion Price (as defined in the Securities) as reported by Bloomberg L.P. and a calculation of the Common Shares and accrued and unpaid interest. Upon receipt of any Notice of Conversion from GCA (including a Notice of Conversion delivered by facsimile), the Escrow Agent shall immediately deliver a copy of such Notice of Conversion to the Company by facsimile or otherwise. The parties hereto agree that the Escrow Agent shall be empowered to deliver the number of converted Common Shares to be issued to GCA based on the information provided to it in the applicable Conversion Notice within three (3) New York Stock Exchange trading days of its receipt of the Conversion Notice, in accordance with the conversion provisions set forth in the Securities Agreement.

          1.4 This Agreement may be altered or amended only with the consent of the parties hereto. Should the Company attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and GCA in writing. In case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and GCA or their agents that a successor escrow agent shall have been appointed, shall be to hold and preserve the Common Shares. Upon such event GCA will appoint a new Escrow Agent. Upon receipt by the Escrow Agent of said notice from GCA of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Common Shares, the Escrow Agent shall promptly thereafter transfer the Common Shares held in escrow to said successor escrow agent. Immediately after said transfer of Common Shares, the Escrow Agent shall furnish the Company and GCA with proof of such transfer. The Escrow Agent is authorized to disregard any notices, request, instructions or demands received by it from the


                                    2 of 6

Company after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and GCA to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.


          1.5 The Escrow Agent shall be reimbursed by the Company for any reasonable expenses incurred in connection with its performance hereunder.

          1.6 The Company and GCA warrant to and agree with the Escrow Agent that:

          (i) there is no security interest in the Securities or any part thereof,

          (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof, and

          (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

           1.7 The Escrow Agent has no liability hereunder to either party other than to hold and deliver the Common Shares in accordance with the Notice of Conversion and any instructions it receives for the Company, and to deliver them in accordance with the terms hereof. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

           1.8 Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any and all suits, claims, damages, demands, actions, liabilities or losses arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement.

           1.9 Escrow Agent shall not be responsible for: (i) the sufficiency or correctness as to the form, execution or the validity of this Agreement; or
(ii) the identity, authority or right of any person executing any notice or document given to Escrow Agent.


                                    ARTICLE 2

                                  MISCELLANEOUS

           2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other



                                      3 of 6
covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

     (i)    To the Company

            Lahaina Acquisitions, Inc.
            2900 Atlantic Avenue
            Fernandina Beach, Fl 32034
            ATTN: Richard P. Smyth
            (404) 272-4238 (phone)
            (404) 272-9793 (fax)


     (ii)   To the Company's counsel:

            Paul Hastings, Janofsky & Walker LLP
            600 Peachtree Street N.E. Suite 2400
            Atlanta, GA 30308
            ATTN: Wayne Shortridge, Esq. or Michael T. Voytek, Esq.
            (404) 815-2214 (phone)
            (404) 815-2429 (fax)

     (III)  To GCA:

            GCA Strategic Investment Fund, Limited
            Mechanic Building 12 Church Street
            Hamilton, HM11 Bermuda
            ATTN: Joe Kelly
            (441) 295-0329 (phone)
            (441) 295-3926 (fax)


     (IV)   To the Escrow Agent:

            Law offices of Kim T. Stephans
            745 S. Milledge Ave. Suite B
            Athens, GA 30605
            Attention: Kim T. Stephens, Esq.
            (   )          (phone)
            (   )          (fax)


                                     4 of 6

         2.3. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

         2.4. This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.5. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same, Unless otherwise indicated, all references to Articles are to this Agreement.

         2.6. The Company and CGA acknowledge and confirm that they are not being represented in a legal capacity by the Law Office of Kim T. Stephens and they have had the opportunity to consult with their own legal advisors prior to the signing of this Agreement.

         2.7. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of Georgia. Any motion to enforce, existing out of, or relating in any way to, any provisions of this Agreement shall be brought through the American Arbitration Association at the designated locale of Atlanta, Georgia.

                                     5 of 6

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as
of this     day of August 1999.
        ---



                              LAHAINA ACQUISITIONS, INC.


                              /s/ Richard P. Smyth
                              ------------------------------
                              Name:  Richard P. Smyth
                              Title: Chief Executive Officer


                              GCA STRATEGIC INVESTMENT FUND,
                              LIMITED


                              By: /S/ Lewis N. Lester
                              ------------------------------
                              Name:  Lewis N. Lester
                              Title: Director


                              LAW OFFICES OF KIM T. STEPHENS


                              By: /s/ Kim T. Stephens
                              ------------------------------
                              Kim T. Stephens, Esq.




                              By: /s/ L. Scott Den????
                              ------------------------------
                              Name:    L. Scott Den????
                              Title:   President
                              Company: The A???????????


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